                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 31, 1997
                                                 -----------------------------

                                  HALIS, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Georgia                              0-16288                       58-1366235
------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


9040 Roswell Road, Suite 470, Atlanta, Georgia                         30350
------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code          (770) 641-5555
                                                    --------------------------


                                 Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         The following financial statements are filed with this Report:

AMERICAN BENEFIT AND ADMINISTRATIVE SERVIVES, INC. AND
THIRD PARTY ADMINISTRATORS, INC.

Independent Auditors' Report of Habif, Arogeti & Wynne, P.C.
Combined Balance Sheets at January 31, 1997 (unaudited) and October 31, 1996 Combined Statements of Operations for the three month periods ended January 31,
         1997 and 1996 (unaudited) and the years ended October 31, 1996 and 1995
Combined Statements of Changes in Stockholders' Deficit for the three month period ended January 31, 1997 (unaudited) and the years ended October 31, 1996 and 1995
Combined Statements of Cash Flows for the three month periods ended January 31,
         1997 and 1996 (unaudited) and the years ended October 31, 1996 and
         1995
Notes to Combined Financial Statements

         (B)    PRO FORMA FINANCIAL INFORMATION:

         The following unaudited pro forma condensed financial statements are filed with this Report:

Introduction
Unaudited Pro Forma Condensed Consolidated Balance Sheet - December 31, 1996 Unaudited Pro Forma Condensed Consolidated Statement of Operations - year ended December 31, 1996
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

         (C)      EXHIBITS:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of January 31, 1997 among HALIS, Inc., ABAS/TPA Acquisition Co., American Benefit Administrative Services, Inc., Third Party Administrators, Inc. and the shareholders of American Benefit Administrative Services, Inc. and Third Party Administrators, Inc. (Incorporated by reference from the Company's Current Report on Form 8-K dated January 31, 1997)

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
American Benefit Administrative Services, Inc. and
Third Party Administrators, Inc.


We have audited the accompanying combined balance sheet of AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC. and THIRD PARTY ADMINISTRATORS, INC. as of
October 31, 1996 and the related combined statements of operations, changes in stockholders' equity and cash flows for the years ended October 31, 1996 and 1995. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC. and THIRD PARTY ADMINISTRATORS, INC. at October 31, 1996, and the results of their operations and their cash flows for the years ended October 31, 1996 and 1995 in conformity with generally accepted accounting principles.


                                                /s/ Habif, Arogeti & Wynne, P.C.

Atlanta, Georgia

April 4, 1997

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
                            COMBINED BALANCE SHEETS




                                     ASSETS


                                                            [Unaudited]
                                                             January 31,        October 31,
                                                                1997              1996
                                                            ----------         ----------
Current assets
     Cash                                                  $    7,065          $   10,877
     Customer claims and premium funds                        297,887             273,189
     Accounts receivable, less allowance for
         doubtful accounts of $-0-
         for both January 31, 1997 and
         October 31, 1996                                      66,286              85,213
     Prepaid and other current assets                          17,486               6,635
                                                           ----------          ----------

         Total current assets                                 388,724             375,914
                                                           ----------          ----------

Property and equipment, at cost
     Furniture and fixtures                                    55,824              55,824
     Leasehold improvements                                    28,470              28,470
     Computer equipment and software                          136,123             136,123
     Vehicles                                                  36,495              36,495
     Equipment                                                221,699             221,699
     Building and improvements                                 22,797              22,797
                                                           ----------          ----------
                                                              501,408             501,408
     Less accumulated depreciation                          [432,939]           [425,307]
                                                           ----------          ----------

                                                               68,469              76,101
                                                           ----------          ----------

Other assets
     Accounts receivable - related party                        5,608               5,608
     Note receivable - shareholder                            555,386             558,500
     Goodwill, less $155,614 and
         $152,522 of accumulated amortization
         at January 31, 1997 and October 31, 1996,
         respectively                                           9,275              12,367
     Deposits and other noncurrent assets                       9,887               9,887
     Capitalized merger costs                                  27,291                 -0-
                                                           ----------          ----------


                                                              607,447             586,362
                                                           ----------          ----------


                                                           $1,064,640          $1,038,377
                                                           ==========          ==========




                 See auditors' report and accompanying notes

                AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                     AND THIRD PARTY ADMINISTRATORS, INC.
                     COMBINED BALANCE SHEETS [CONTINUED].

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                     [Unaudited]
                                                                      January 31,    October 31,
                                                                         1997            1996
Current liabilities
     Checks written in excess of funds on deposit                    $   52,005     $   34,403
     Notes payable                                                       65,706         57,500
     Accounts payable                                                   121,120        119,976
     Customer funds on deposit to
         pay claims and premiums                                        297,887        273,189
     Unearned commissions                                                73,822         56,348
     Payroll, commissions and related taxes payable                      63,915         93,016
     Deferred rent - short-term                                          57,573         77,088
     Interest payable - related party                                     3,393          2,386
                                                                     ----------     ----------


         Total current liabilities                                      735,421        713,906
                                                                     ----------     ----------



Long-term liabilities
     Deferred rent - long-term                                           41,691         56,091
                                                                     ----------     ----------



Stockholders' equity
     Common stock - ABAS, Inc., no par value, 10,000
         shares authorized; 3,000 shares issued and outstanding         411,000        411,000
     Common stock - TPA, Inc., no par value, 100,000
         shares authorized; 300 shares issued and
         outstanding                                                      1,000          1,000
     Stock subscription receivable - TPA, Inc.                           [1,000]        [1,000]
                                                                     ----------     ----------
                                                                        411,000        411,000
     Accumulated deficit                                               [123,472]      [142,620]
                                                                     ----------     ----------


                                                                        287,528        268,380
                                                                     ----------     ----------



                                                                     $1,064,640     $1,038,377
                                                                     ==========     ==========


                  See auditors' report and accompanying notes

               AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC. AND
                        THIRD PARTY ADMINISTRATORS, INC.
                       COMBINED STATEMENTS OF OPERATIONS





                                                           [Unaudited]
                                                             For the
                                                        Three Months Ended                For the Years Ended
                                                            January 31,                        October 31,
                                                    --------------------------         -------------------------
                                                       1997            1996               1996           1995
                                                    ----------      ----------         ----------     ----------
Revenues                                            $  686,559      $  653,228         $2,710,207     $2,596,939
                                                    ----------      ----------         ----------     ----------

Expenses
      Cost of revenues                                 223,422         228,838            880,940        806,809
      Selling, general and administrative              448,670         455,274          1,848,119      1,815,945
                                                    ----------       ---------         ----------     ----------

                                                       672,092         684,112          2,729,059      2,622,754
                                                    ----------       ---------         ----------     ----------


            Income [Loss] from operations               14,467         [30,884]          [18,852]       [25,815]
                                                    ----------       ---------         ----------     ----------



Other income [expense]
      Interest income                                    6,888           6,786             27,175         36,614
      Interest expense                                  [2,207]         [4,258]           [10,626]       [16,374]
      Other expense                                        -0-             -0-                [75]           [52]
                                                    ----------       ---------         ----------     ----------


                                                         4,681           2,528             16,474         20,188
                                                    ----------       ---------         ----------     ----------


            Net income [loss]                       $   19,148       $ [28,356]        $   [2,378]    $   [5,627]
                                                    ==========       =========         ==========     ==========




                  See auditors' report and accompanying notes.

               AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC. AND
                        THIRD PARTY ADMINISTRATORS, INC.
             COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE YEARS ENDED OCTOBER 31, 1996 AND 1995 AND
                 THE THREE MONTH PERIOD ENDED JANUARY 31, 1997




                                            ABAS, Inc.          TPA, Inc.                                  Total
                                            Common Stock      Common Stock      Stock                      Share-
                                        ----------------     --------------   Subscription    Accumulated  holders'
                                        Shares    Amount     Shares  Amount    Receivable      Deficit     Equity
                                        ------    ------     ------  ------    ----------      -------     ------
Balances, October 31, 1994               3,000   $401,000   300     $1,000   $[1,000]       $[134,615]   $266,385

Issuance of stock                         --       10,000   --        --         --               --       10,000

Net loss                                  --         --     --        --         --            [5,627]     [5,627]
                                         -----   --------   ---     ------   -------        ---------    --------

Balances, October 31, 1995               3,000    411,000   300      1,000    [1,000]        [140,242]    270,758

Net loss                                  --         --     --        --         --            [2,378]     [2,378]
                                         -----   --------   ---     ------   -------        ---------    --------

Balances, October 31, 1996               3,000    411,000   300      1,000    [1,000]        [142,620]    268,380


Net income - three months ended
      January 31, 1997 [unaudited]        --         --     --        --         --            19,148      19,148
                                         -----   --------   ---     ------   -------        ---------    --------


Balances, January 31, 1997 [unaudited]   3,000   $411,000   300     $1,000    [1,000]       $[123,472]   $287,528
                                         =====   ========   ===     ======   =======        =========    ========



                  See auditors' report and accompanying notes

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
                       COMBINED STATEMENTS OF CASH FLOWS

                          Increase [Decrease] in Cash


                                                                              [Unaudited]
                                                                                For the
                                                                           Three Months Ended              For the Years Ended
                                                                               January 31,                       October 31,
                                                                        ------------------------       ---------------------------
                                                                            1997        1996               1996             1995
                                                                        ----------    ----------       ----------       ----------
Cash flows from operating activities
     Net income [loss]                                                  $   19,148     $ [28,356]      $  [2,378]       $   [5,627]
                                                                        ----------     ---------       ---------        ----------
     Adjustments to reconcile net income [loss]
       to net cash provided by operating activities
         Depreciation and amortization                                      11,187       [21,083]         70,131           101,189
         Changes in assets and liabilities
              Decrease [Increase] in customer receivables                   18,927       [56,954]           [891]           64,770
              Increase in due from related party                               -0-           -0-            [511]             [463]
              Decrease in prepaid insurance and
                  other current assets                                     [10,851]      [18,184]          1,370            [4,034]
              [Increase] Decrease in customer deposit funds                [24,698]      174,756         202,455           170,241
              Decrease in deposits and other
                  noncurrent assets                                            -0-           -0-          25,558               -0-
              Increase [Decrease] in accounts payable                        1,144       [25,114]        [32,818]           [7,473]
              Increase [Decrease] in checks written in
                  excess of funds on deposit                                17,602         5,682          34,403          [118,271]
              [Decrease] Increase in payroll, commissions
                  and related taxes payable                                [29,100]      [41,980]        [33,754]            7,130
              Increase in unearned commissions                              17,474       107,371          28,339            22,617
              Increase [Decrease] in customer claims
                  and premiums liability                                    24,698      [180,710]       [202,455]         [170,241]
              Decrease in deferred rent                                    [33,915]      [15,367]        [42,318]          [16,350]
              Increase [Decrease] in interest payable - related party        1,007         1,156           1,892            [1,270]
                                                                        ----------      --------       ---------        ----------
                  Total adjustments                                         [6,525]      [28,261]         51,401            47,845
                                                                        ----------      --------       ---------        ----------
                      Net cash provided [used] by operating activities      12,623       [56,617]         49,023            42,218
                                                                        ----------      --------       ---------        ----------

Cash flows from investing activities
     Purchases of property and equipment                                       -0-        [4,122]        [22,914]           [2,184]
     Advances to shareholder, net                                            3,114        [7,508]        [23,200]           19,700
     Capitalized merger costs                                              [27,754]          -0-             -0-               -0-
                                                                        ----------      --------       ---------        ----------
         Net cash provided [used] by investing activities                  [24,640]      [11,625]        [46,114]           17,516
                                                                        ----------      --------       ---------        ----------

Cash flows from financing activities
     Proceeds of notes payable                                               8,205        34,596             -0-            67,500
     Payments on notes payable and long-term debt                              -0-           -0-         [28,730]         [112,469]
                                                                        ----------      --------       ---------        ----------
         Net cash provided [used] by financing activities                    8,205        34,596         [28,730]          [44,969]
                                                                        ----------      --------       ---------        ----------

              Net (decrease) increase in cash                               [3,812]      [33,646]        [25,821]           14,765

Cash, beginning of period                                                   10,877        36,698          36,698            21,933
                                                                        ----------      --------       ---------        ----------

              Cash, end of period                                       $    7,065      $  3,052       $  10,877        $   36,698
                                                                        ==========      ========       =========        ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Cash paid during the periods for
         Interest                                                       $    1,200      $  3,102       $   8,736        $   17,644




                  See auditor's report and accompanying notes

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           OCTOBER 31, 1996 AND 1995
                [Unaudited with respect to January 31, 1997 and
                    the three months ended January 31, 1997]


A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Nature of Operations:

     American Benefits Administrative Services, Inc. (ABAS) and Third Party Administrators, Inc. (TPA) were formed to administer self or partially self-funded medical insurance plans and broker small group insurance plans. The Companies, which have identical ownership and do business as Third Party Administrators, Inc., operate out of leased facilities in Naperville, Illinois.

     Principles of Combination:

     The accompanying financial statements are presented on a combined basis due to the common ownership and business activities of the Companies. The combined financial statements include the accounts of each of the Companies.

     Cash:

     At times, the Companies' cash balances exceed FDIC insurance limits. The amount at risk was $471,660 at October 31, 1996.

     Accounts Receivable:

     The Companies consider all accounts receivable to be fully collectible; therefore, no allowance for doubtful accounts has been provided. The Companies do not have a secured interest in their accounts receivable; however, they do have legal recourse for defaulted amounts.

     Depreciation:

     Depreciation is computed using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                  Furniture and fixtures             7 years
                  Leasehold improvements            10 years
                  Computer hardware                  5 years
                  Computer software                  3 years
                  Vehicles                           3 years
                  Equipment                      5 - 7 years
                  Building and improvements         25 years

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                           OCTOBER 31, 1996 AND 1995
                [Unaudited with respect to January 31, 1997 and
                    the three months ended January 31, 1997]


A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  [Continued]

     Depreciation:  [Continued]

     Depreciation expense for the years ended October 31, 1996 and 1995 is $53,642 and $84,700, respectively. For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized.
     Expenditures for maintenance and repairs are charged to expense as incurred.

     Goodwill:

     Goodwill is being amortized on a straight-line basis over ten years for financial reporting purposes. Amortization expense for the years ended October 31, 1996 and 1995 is $16,489, respectively. Goodwill is not amortized for federal income tax purposes.

     Capitalized Merger Costs:

     Costs associated with the merger (Note B) are capitalized and will be amortized on a straight-line basis over a year life commencing in the first period subsequent to the merger.

     Customer Funds on Deposit to Pay Claims and Premiums:

     These cash deposit accounts and the related liability represent funds which have been received from customers either to pay benefit claims for self-insurance plans or to remit to third-party insurance carriers. The Companies function as an agent on behalf of the customers in handling these monies.

     Unearned Commissions:

     Unearned commissions are recognized as revenue as the related services are provided.

     Deferred Rent:

     Deferred rent represents the amount by which cumulative lease expense for financial reporting purposes has exceeded the actual cash payments made under the leases.

     Income Taxes:

     The Companies had elected to be treated as S corporations pursuant to the Internal Revenue Code for federal and state income tax purposes. The income of an S corporation is taxable to the individual stockholders without any further tax consequences to the Companies. As discussed further in Note B, the Companies ceased to be S corporations subsequent to year end upon consummation of a merger with another company.

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                           OCTOBER 31, 1996 AND 1995
                [Unaudited with respect to January 31, 1997 and
                    the three months ended January 31, 1997]



A    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  [Continued]

     Use of Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

     Interim Financial Statements:

     The accompanying financial statements for the three month periods ended January 31, 1997 and 1996 are unaudited but, in the opinion of management of ABAS and TPA, reflect all adjustments (consisting only of normal and recurring adjustments) necessary for a fair presentation. The results of operations for the three-month period are not necessarily indicative of the results that may be expected for the full year ending October 31, 1997.

B.   SUBSEQUENT EVENT -  MERGER AGREEMENT:

     On January 31, 1997, the shareholders of the Companies effected a merger agreement with HALIS, Inc. (HALIS), whereby the Companies were merged into a subsidiary of HALIS in a transaction accounted for as a purchase by HALIS. It is the opinion of management and legal counsel that this transaction qualifies as a tax-free reorganization within the meaning of
     Section 368(a) of the Internal Revenue Code of 1986.

     All 3,300 issued and outstanding shares were surrendered by the shareholders in consideration for 1,875,000 of HALIS' shares. Additionally, the merger agreement included noncompetition agreements between HALIS and the president and vice president of the Companies. The merger agreement also provides that the president may repay a loan from the Companies, which had a balance of $558,500 at October 31, 1996 in the form of HALIS common stock commencing at the end of 1997, provided certain, specific operating conditions are met.

     In addition, the merger agreement provides employment agreements for the president and vice president as well as incentive compensation and guaranteed payments in the event of termination or change in control of the Companies. HALIS also executed agreements with both of these parties which provide for the issuance of 1,350,000 fully-vested HALIS common stock options, exercisable at $2.00 per share for a period of ten years from the date of the agreement.

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                           OCTOBER 31, 1996 AND 1995
                [Unaudited with respect to January 31, 1997 and
                    the three months ended January 31, 1997]
C.   NOTES PAYABLE:

     Notes payable consisted of the following as of October 31, 1996:

                        Payee and Description                              Collateral                         Amount
                        ---------------------                              ----------                         ------
      National Hospital and Health Care Services, Inc.:
          Related party working capital loan. Interest at                   Security interest
          8%. Due on demand.  Interest expense was                          in substantially
          $4,596 and $1,921 in 1996 and 1995, respectively.                 all business assets               $50,000

      Note payable, payable in 24 monthly installments
          of $900, including simple interest at 7%.  Due in
          1997.  Interest expense was $800 and $267 in
          1996 and 1995, respectively.                                      Unsecured                           7,500
                                                                                                              -------
                                                                                                              $57,500
                                                                                                              =======

D.   LITIGATION:

     The Companies are defendants in a number of claims relating to matters arising in the ordinary course of business. Management contends that the Companies have no liability under these claims. The amount of liability, if any, from the claims cannot be determined with certainty; however, management is of the opinion that the outcome of the claims will not have a material adverse impact on the financial position. Due to uncertainties in the settlement process, it is at least reasonably possible that management's estimate of the outcome will change within the next year.

E.   LEASES:

     During the years ended October 31, 1996 and 1995, furniture, equipment, storage space rentals and office rent under long-term lease obligations were $216,366 and $219,529, respectively. Future obligations over the primary terms of the Companies' long-term leases as of October 31, 1996 are as follows:

                  Year Ended
                 October 31,                    Amount
                 -----------                    ------
                    1997                       $ 270,052
                    1998                         213,933
                    1999                          26,280
                    2000                          25,610
                    2001                          18,240
                                               ---------
                                               $ 554,115
                                               =========

                 AMERICAN BENEFIT ADMINISTRATIVE SERVICES, INC.
                      AND THIRD PARTY ADMINISTRATORS, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS [CONTINUED]
                           OCTOBER 31, 1996 AND 1995
                [Unaudited with respect to January 31, 1997 and
                    the three months ended January 31, 1997]



E.   LEASES: [Continued]

     In addition to the base rent for the Companies' office, located in Naperville, Illinois, the Companies are liable for their pro rata share of operating expenses and real estate taxes in excess of a base amount for each calendar year.

F.   RELATED PARTY TRANSACTIONS:

     As of October 31, 1996, an officer/shareholder of the Companies has drawn $558,500 more than dividend distributions and salary. A promissory note, due October 31, 2001, with interest at 5% payable annually was drawn to evidence the debt. During the year ended October 31, 1996, $26,587 of interest accrued on the note. As discussed in Note B, this note may be repaid in the form of HALIS stock depending upon certain specified operating results of future periods.

     On June 8, 1995, American Benefit Administrative Services, Inc. received $60,000 from National Hospital and Health Care Services, Inc., a corporation which shares common ownership, as a working capital loan. As of October 31, 1996, the unpaid balance was $50,000 [Note C].

G.   DEFINED CONTRIBUTION PLAN:

     The Companies sponsor a defined contribution (401(k)) plan for all regular full-time employees who have completed a minimum of one year of employment. Under the plan, employees may elect to defer up to 15% of their gross compensation, up to statutory limits. Employer contributions are discretionary. Employer contributions for the years ended October 31, 1996 and 1995 totaled $5,779 and $2,742, respectively.

H.   ECONOMIC DEPENDENCY:

     During the years ended October 31, 1996 and 1995, the Companies had sales to one major customer, defined as a customer from which 10% or greater of annual sales revenue is derived. During 1996, $360,255 (13%) of revenue was earned from Boston Mutual Life Insurance Company, with related trade accounts receivable of $2,722 at October 31, 1996. During 1995, $534,425 (21%) of revenue was earned from Durham Life Insurance Company, with related trade accounts receivable of $25,292 at October 31, 1995.

                                  HALIS, INC.
                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996






The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of HALIS, Inc. gives effect to the following transactions as if they occurred on December 31, 1996: the acquisitions of The Compass Group, Inc. (Compass) Software Manufacturing Group, Inc. (SMG), and the combined entity of American Benefit Administrative Services, Inc. and Third Party Administrators, Inc.
(ABAS) by HALIS, Inc. and Subsidiaries (HALIS) accounted for as purchases. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for HALIS for the year ended December 31, 1996 gives retroactive effect to the acquisitions as if they had occurred January 1, 1996. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the actual financial position or the results of operations of HALIS had the acquisition been completed, and should be read in conjunction with the audited financial statements of HALIS, Compass, SMG, and ABAS and the related notes thereto.

                                  HALIS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996

                                                                         American
                                                                          Benefit
                                                                       Administrative
                          HALIS, Inc.    The           Software        Services, Inc.
                             and       Compass      Manufacturing      and Third Party
                         Subsidiaries Group, Inc.     Group, Inc.    Administrators, Inc.   Adjustments        Pro Forma
                         ------------------------   -------------    --------------------   -----------        ---------
                                                              ASSETS
Current assets           $  798,341   $   51,619    $  383,152        $  375,914            $     --          $1,609,026
Property and equipment       60,154        4,475       151,508            76,101      [a]       [2,609]          289,629
Other assets                118,639         --           8,417           586,362      [a]      [32,659]          680,759
Capitalized software
     development costs      160,995         --         138,810              --        [a]    1,561,190         1,860,995
Goodwill                       --           --            --                --        [a]    4,952,166         4,952,166
                         ----------   ----------    ----------        ----------            ----------        ----------


     Total assets        $1,138,129   $   56,094    $  681,887        $1,038,377            $6,478,088        $9,392,575
                         ==========   ==========    ==========        ==========            ==========        ==========



     See notes to unaudited pro forma condensed consolidated financial statements.

                                  HALIS, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET [CONTINUED]
                               DECEMBER 31, 1996

                                                                                   American
                                                                                   Benefit
                                                                                Administrative
                                      HALIS, Inc.      The        Software      Services, Inc.
                                         and         Compass     Manufacturing  and Third Party
                                     Subsidiaries    Group, Inc.  Group, Inc.   Administrators, Inc. Adjustments    Pro Forma
                                     ------------    ----------- -------------  -------------------- -----------    ----------
                                                          LIABILITIES AND STOCKHOLDERS' DEFICIT
                                                          -------------------------------------
Current liabilities                  $  1,723,955   $     28,107  $  1,450,203  $  713,906       [b] $ [530,694]  $  3,385,477
Long-term debt                               --             --         301,720      56,091       [b]   [266,535]        91,276
Convertible promissory notes            1,506,000           --            --          --                   --        1,506,000
                                     ------------   ------------  ------------  ----------         ------------   ------------

     Total liabilities                  3,229,955         28,107     1,751,923     769,997             [797,229]     4,982,753
                                     ------------   ------------  ------------  ----------         ------------   ------------

Stockholders' deficit
Net stockholders' equity [deficit]           --           27,987    [1,070,036]    268,380       [c]    773,669           --
Common stock, par value $.01              239,726           --                        --         [a]     52,970        292,696
Additional paid-in capital             10,881,151           --                        --         [a]  4,877,780     17,329,829
                                                                                      --         [b]    797,229
                                                            --                        --         [c]    773,669
                                                                                      --
Stock subscription receivable            [240,000]          --                        --                   --         [240,000]
Accumulated deficit                   [12,965,953]          --                        --                   --      [12,965,953]
     Less:  Treasury stock at cost         [6,750]          --            --          --                   --           [6,750]
                                     ------------   ------------  ------------  ----------         ------------   ------------

Total stockholders' [deficit]
     equity                            [2,091,826]        27,987    [1,070,036]    268,380            7,275,317      4,409,822
                                     ------------   ------------  ------------  ----------         ------------   ------------

Total liabilities and stock-
     holders' deficit                $  1,138,129   $     56,094  $    681,887  $1,038,377         $  6,478,088   $  9,392,575
                                     ============   ============  ============  ==========         ============   ============

Common stock issued and
     outstanding (c)                   23,972,621                                                                   29,269,621
                                     ============                                                                 ============


     See notes to unaudited pro forma condensed consolidated financial statements.

                                  HALIS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                    American
                                                                                    Benefits
                                                                                  Administrative
                                      HALIS, Inc.      The            Software     Services, Inc.
                                         and         Compass       Manufacturing  and Third Party
                                    Subsidiaries    Group, Inc.     Group, Inc.   Administrators, Inc. Adjustments  Pro Forma
                                    ------------ -------------   --------------   -------------------  ----------   ------------
Systems sales and services        $   1,925,412  $     234,696   $   2,923,629     $   2,710,207     $     --       $  7,793,944
                                  -------------  -------------   -------------     -------------     -----------    ------------

Costs and expenses
     Cost of goods sold               1,656,113        165,854       1,102,388           880,940           --          3,805,295
     Research and development         1,516,572          --            312,430                --           --          1,829,002
     Selling, general, and                   --          --              --                   --  [d]  1,385,896
         administrative                 325,699        100,922       2,108,094         1,848,119  [e]    124,359       5,893,089
                                  -------------  -------------   -------------     -------------     -----------    ------------
                                      3,498,384        266,776       3,522,912         2,729,059       1,510,255      11,527,386
                                  -------------  -------------   -------------     -------------     -----------    ------------

Operating loss                       [1,572,972]       [32,080]       [599,283]          [18,852]     [1,510,255]     [3,733,442]
                                  -------------  -------------   -------------     -------------     -----------    ------------
Other income [expense]
     Loss on asset disposal              [8,228]         --            [77,468]              --              --          [85,696]
     Rental income                       27,600          --              --                  --              --           27,600
     Interest expense                   [67,613]         --            [83,360]          [10,626] [f]     71,087         [90,512]
     Interest income                        546          1,016             731            27,175             --           29,468
     Other income and (expense)           9,559          --             53,999               [75]            --           63,483
     Other expenses                    [378,588]         --                 --               --              --         [378,588]
                                  -------------  -------------   -------------     -------------     -----------    ------------

                                       [416,724]         1,016        [106,098]           16,474          71,087        [434,245]
                                  -------------  -------------   -------------     -------------     -----------    ------------

     Net loss                     $  [1,989,696] $     [31,064]  $    [705,381]    $      [2,378]    $[1,439,168]     [4,167,687]
                                  =============  =============   =============     =============     ===========    ============

Net loss per share                $       [0.12]                                                                            [.22]
                                  =============                                                                     ============
Weighed average shares
     outstanding                     15,956,824                                                                       19,378,824
                                  =============                                                                     ============

                                  HALIS, INC.
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


Balance Sheet - December 31, 1996:

[a] To record the issuance by HALIS of 350,000, 3,072,000 and 1,875,000 (5,297,000 shares in aggregate) shares of common stock to the shareholders of Compass, SMG, and ABAS, respectively, in exchange for 100% of the outstanding stock of Compass, SMG, and ABAS in transactions to be accounted for as purchases by HALIS. Additionally, 85,000 and 136,363 options were issued in connection with the Compass and proposed to be issued in connection with the ABAS acquisitions, respectively.

     Management estimates the value of the 5,297,000 shares to be $1.20 per share. Management has allocated the purchase price to the assets and liabilities acquired based upon their relative fair values. The adjustments to reflect these estimated fair values of the assets and liabilities acquired are as follows:

                              Compass         SMG          ABAS           Total
                             --------     ---------     ---------       ---------
Property and equipment       $    -0-     $   [1,508]   $   [1,101]     $   [2,609]
Capitalized software
     development                  -0-      1,561,190          --         1,561,190
Goodwill                      415,964      2,399,525     2,104,018       4,919,507
                             --------     ----------    ----------      ----------
                             $415,964     $3,959,207    $2,102,917      $6,478,088
                             ========     ==========    ==========      ==========

     Management continues to study the allocation of the purchase prices; upon completion of such study, the allocation may change.

     Additionally, HALIS incurred $32,659 of merger costs prior to December 31, 1996 which have been capitalized as part of the cost of the acquisitions.

[b] To reflect the assumption and forgiveness of a total of $797,229 of loans from a bank and a shareholder by certain shareholders of SMG in connection with the merger.

[c] To eliminate the equity [deficit] of Compass, SMG, and ABAS in consolidation.

Statement of Operations:

For the year ended December 31, 1996:

[d] To reflect twelve months of amortization of goodwill and capitalized software development costs and capitalized acquisition costs. Goodwill generated in the Compass, SMG, and ABAS mergers is amortized on a straight-line basis over three, five, and five year lives, respectively. Capitalized software development costs related to the SMG acquisition are amortized on a straight-line basis over a five year life. Capitalized acquisition costs are amortized on a straight-line basis over a five year life.

[e] To reflect incremental expense related to employment contracts entered into with officers of Compass, SMG, and ABAS.

[f] To remove interest expense related to the debt assumed and forgiven in the SMG merger.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HALIS, INC.



                                  By:    /s/ Larry Fisher
                                     ------------------------------
                                      Larry Fisher, President

Dated:   April 14, 1997